UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 25, 2007 (April 20, 2007)

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

Mellon Bank Center, 1735 Market Street, Suite LL Philadelphia, PA	19103-7583
(Address of principal executive offices)	(Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

Effective April 20, 2007, at a regularly scheduled meeting, the board of directors (the “Board”) of Sunoco Logistics Partners LLC, a Pennsylvania limited liability company (the “Company”) and general partner of Sunoco Logistics Partners L.P., a Delaware limited partnership (the “Partnership”), took the following actions:

1.	appointed Neal E. Murphy to serve as the Company’s Vice President and Chief Financial Officer; and

2.	appointed David A. Justin to serve as the Company’s Vice President, Operations. Mr. Justin was previously Vice President, Eastern Operations.

The Board also designated Mr. Murphy as “principal financial officer,” effective immediately following the filing of the Partnership’s first quarter 2007 SEC Form 10-Q. Prior to such effective date, Deborah M. Fretz, the Company’s President and Chief Executive Officer, will continue to serve as principal financial officer. In addition, the Board designated Daniel D. Lewis, the Company’s Comptroller, to serve as “principal accounting officer,” effective immediately. Mr. Murphy will receive a 2007 base salary of $286,000, on an annualized basis.

Also, effective April 20, 2007, at a regularly scheduled meeting, the Compensation Committee (the “Committee”) of the Board:

1.	approved the following awards to Mr. Murphy, pursuant to the Company’s Long-Term Incentive Plan (“LTIP”):

(a)	9,212 time-vested Restricted Units, together with applicable Distribution Equivalent Rights (“DERs”), payable in one-third increments on each December 31, from 2007 through 2009, conditioned only upon Mr. Murphy’s continued employment with the Company through such periods; and

(b)	4,208 performance-based Restricted Units, (target) together with applicable DERs, contingent upon the Partnership’s achievement, during the period from January 1, 2007 through December 31, 2009, of specified levels of performance for total unitholder return and growth in cash distributions to unitholders. Actual payout of this award may range from a threshold value of zero, to a maximum value of 200 percent of the target;

2.	increased Mr. Justin’s 2007 base salary, from $227,700 to $250,000, effective March 25, 2007, concurrent with his new responsibilities; and

3.	amended the definition of “Executive Employee” in the Company’s Special Executive Severance Plan (the “Plan”), to clarify, by specific titular reference, those executives to be covered under the Plan.

A copy of the Plan will be filed as an exhibit to the Partnership’s Quarterly Report on SEC Form 10-Q for the period ended March 31, 2007. The Partnership currently anticipates filing this Form 10-Q on or before May 2, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC
its General Partner

/s/ DANIEL D. LEWIS
Daniel D. Lewis
Comptroller

Date: April 25, 2007

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